                    ---------------------------------------

                               Quarterly Report
                              December 31, 1999


                                  Legg Mason
                                   Investors
                                  Trust, Inc.


                               American Leading
                                Companies Trust

                                Balanced Trust

                                U.S. Small-Cap
                                  Value Trust

                                 Primary Class

                    ---------------------------------------


                            [Legg Mason Funds Logo]
                           The Art of Investing/SM/

                    ---------------------------------------



Investment Manager
   Legg Mason Fund Adviser, Inc.
   Baltimore, MD

Investment Advisers
   For American Leading Companies Trust:
   Legg Mason Fund Adviser, Inc.
   Baltimore, MD

   For Balanced Trust:
   Bartlett & Co.
   Cincinnati, OH

   For U.S. Small-Cap Value Trust:
   Brandywine Asset Management,Inc.
   Wilmington, DE

Board of Directors
   John F. Curley, Jr., Chairman
   Edward A. Taber, III, President
   Richard G. Gilmore
   Arnold L. Lehman
   Dr. Jill E. McGovern
   G. Peter O'Brien
   T. A. Rodgers

Transfer and Shareholder Servicing Agent
   Boston Financial Data Services
   Boston, MA

Custodian
   State Street Bank & Trust Company
   Boston, MA

Counsel
   Kirkpatrick & Lockhart LLP
   Washington, D.C.

Independent Auditors
   Ernst & Young LLP
   Philadelphia, PA

   This report is not to be distributed unless preceded or accompanied by a prospectus.


   Legg Mason Wood Walker, Incorporated
------------------------------------------
              100 Light Street
 P.O. Box 1476, Baltimore, MD 21203-1476
              410 . 539 . 0000
LMF-013
2/00

To Our Shareholders,

    We are pleased to provide you with Legg Mason Investors Trust's quarterly report for the American Leading Companies Trust, the Balanced Trust and the U.S. Small-Cap Value Trust.

    The following table summarizes key statistics for the Primary Class of shares of each Fund, as of December 31, 1999:

                                               3-Month            12-Month
                                            Total Return/1/    Total Return/1/
                                            ---------------    ---------------
 American Leading Companies Trust                +8.20%             +5.25%
 Balanced Trust                                  +4.01%             -1.37%
 U.S. Small-Cap Value Trust                      -1.78%             -5.00%

 S&P 500 Stock Composite Index                  +14.88%            +21.04%
 Lipper Balanced Fund Index/2/                   +7.08%             +8.98%
 Russell 2000 Index                             +18.44%            +21.26%

    On the following pages, the portfolio managers for each of the Funds discuss the investment outlook for the Funds. Long-term investment results for each of the Funds are shown in the "Performance Information" section of this report.

    We are pleased to report that Legg Mason has made a seamless transition into the new century. Our critical internal and external systems are operating free of Y2K disruptions. Internal and external operations, including the Fund's custodian and transfer agency, are running smoothly, and Fund shareholders are receiving uninterrupted account maintenance and transaction support.

    The Board of Directors recently approved an ordinary income dividend of $0.10 per shareholder of Balanced Trust, payable on December 31, 1999, to shareholders of record on December 1, 1999.

    We hope you will consider using the Trust for investments of additional funds as they become available. Some shareholders regularly add to their investment in the Funds by authorizing automatic, monthly transfers from their bank checking or Legg Mason accounts. Your Financial Advisor will be happy to help you make these arrangements if you would like to purchase additional shares in this convenient manner.


                                  Sincerely,

                                  /s/ Edward A. Taber, III
                                  ------------------------
                                  Edward A. Taber, III
                                  President


January 28, 2000

--------------
/1/ Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid.

/2/ The Lipper Balanced Fund Index is composed of approximately 30 funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds with stock/bond ratio ranges of approximately 60%/40%.

Portfolio Managers' Comments
American Leading Companies Trust

Market Commentary

  A number of recent publications, including the January 18, 2000 issue of the Wall Street Journal, have raised the question of whether the current surge in stock prices is being driven by a productivity boom or a speculative bubble. Fed Chairman Alan Greenspan himself raised the issue in remarks before the Economic Club of New York, on January 13/th/. He said:

      "When we look back at the 1990s, from the perspective of, say, 2010, the nature of the forces currently in train will have presumably become clearer. We may conceivably conclude from that vantage point that, at the turn of the millennium, the American economy was experiencing a once-in-century acceleration of innovation, which propelled forward productivity, output, corporate profits, and stock prices at a pace not seen in generations, if ever.

      Alternatively, that 2010 retrospective might well conclude that a good deal of what we are currently experiencing was just one of the many euphoric speculative bubbles that have dotted human history. And, of course, we cannot rule out that we may look back and conclude that elements from both scenarios have been in play in recent years."

  As Chairman Greenspan's comments imply, the question of boom versus bubble is not necessarily either/or. There appear to be elements of both at work. Unfortunately, we, as investors, do not have the luxury of waiting until 2010 to decide how to position portfolios today. We can only evaluate the available evidence and give it our best shot.

  The fundamental underpinnings of the market advance in recent years are undeniable. As noted by Chairman Greenspan, we are within weeks of establishing a record for the longest economic expansion in U.S. history, eclipsing the 106-month expansion of the 1960s. Nonetheless, "there remain few evident signs of geriatric strain that typically presage an imminent economic downturn." Not only is the expansion reaching record length, but it is doing so with stronger than expected growth, and subdued levels of inflation in the face of labor markets tighter than any we have seen in a generation. These unusual, and highly favorable, economic circumstances are being widely attributed to advances in information and communications technology, which are spurring productivity and economic growth while at the same time reducing costs and making it difficult for many industries to raise prices.

  Growing recognition of technology's central role in the strength and longevity of the expansion has led to a bifurcation in stock valuations as large as any I have witnessed in my 24 years in the investment business. Stocks perceived as leading the technological and communications revolution are priced at one level, and virtually everything else in the market is priced at another (much lower) level. According to the Wall Street Journal (January 18, 2000), the technology sector, which now comprises over 30% of the market value of the S&P 500, trades at nearly 69 times trailing twelve month earnings, while the financial sector, which generates 75% more profits, trades at 16.4 times trailing earnings. As reported by DLJ market strategist Tom Galvin, the technology sector advanced 74.8% in 1999, thereby accounting for between 85% and 90% of the return of the S&P 500 last year. Outside tech and telecom, returns were minimal or negative. The capitalization-weighted S&P 500 was up about 20% in 1999, before dividends, but 256 stocks in the index actually declined in value, the median stock was down 1.4%, and 348 of the component stocks (70%) underperformed the index return. The last time losers outnumbered gainers in the S&P 500 was 1994 -- when the index declined 1.5%.

  The market environment in 1999 was clearly a case of haves and have nots. Portfolios overweighted in technology generally did well, while those that were underweighted in tech struggled. The environment was also unusual in the extent to which it rewarded aggressive strategies and punished conservative strategies. As an example, the 95 stocks in the S&P 500 that pay no dividends were up an average of 90.2% in 1999. The 405 stocks that pay dividends were up 2.2% on average. The 144 companies in the S&P 500 with a yield of 0.5% or less were up 74% on average, while those companies with a yield of more than 0.5% were down 3.4%. Of the 15 best performing stocks in the S&P 500 for 1999, one paid a dividend. Of the best performing 25 stocks, 3 paid dividends (none of which were significant). The only way to make more money than by buying stocks with no dividends was to buy stocks with no earnings as well. According to Merrill Lynch market strategist Bob Farrell, from June 1999 through year end, stocks selling for more than $10 with no earnings were up an average of 115%, while those with earnings were up 14%.

  In summary, the winning strategy last year was to own high P/E, non-dividend-paying technology stocks. The only thing that worked better than that was to own no-P/E Internet IPOs, which regularly popped 300% to 400% on their opening trade and went up from there. In my opinion (and of course, I could be wrong), the Internet IPO frenzy that we saw in the fourth quarter of 1999 was the modern day equivalent of tulip bulb mania.

Investment Results

  Results for the American Leading Companies Trust for the three-month, one-year, three-year and five-year periods ended December 31, 1999, are listed below, along with those of some representative benchmarks:

                                                        Cumulative Returns
                                   Three     --------------------------------------------
                                   Months    One Year       Three Year          Five Year
                                   ------    --------   ------------------      ---------
 American Leading Companies         +8.20%      +5.25%          +58.02%          +149.38%

 S&P 500 Composite Index           +14.88%     +21.04%         +107.52%          +251.12%
 Lipper Large Cap Core Funds       +16.86%     +22.35%          +94.94%          +213.20%
 Dow Jones Industrial Average      +11.66%     +27.29%          +87.78%          +231.65%

  The Fund again had a poor quarter, significantly trailing the S&P 500, the Lipper Large-Cap Core Funds Index and the Dow Industrials for the three months. Year-to-date, one-year, three-year and five-year comparisons were also unfavorable.

  As in the September quarter, an underweighting in the technology sector (which we regard as expensive) and an overweighted position in financials (which we regard as very attractively priced) hurt performance in the latest three months. Positive contributors to performance included: Gateway, Amgen, Wal-Mart Stores, America Online, Koninklijke Philips Electronics, Avon Products, General Electric, Microsoft, Citigroup and MGIC Investment Corporation. Laggards included: Mattel, McKesson, Burlington Northern, Washington Mutual, IBM, Waste Management, Bank of America, Bank One, Conseco and Sara Lee Corporation.

  A complete listing of new purchases and stocks eliminated from the portfolio is presented in another section of this report. In general, the strategy for the quarter was to prudently increase exposure to the technology and telecommunications sectors, while being sensitive to the prices paid.

Outlook

  We are reasonably sanguine about the economic outlook for 2000. We see no imbalances in the real economy which would derail the expansion, therefore we expect continued moderate growth of 3% or so in real U.S. GDP, with somewhat faster growth in the first half of the year, and an interest-rate-induced slowdown in the second half. Overall we think corporate profits could advance about 8% to 10%. The inflation rate could rise modestly, but should remain in the range of 3%.

  As far as the stock market is concerned, we think the key is interest rates. We expect another 50 to 75 basis points/1/ of tightening by the Federal Reserve. If more tightening than that is necessary to slow the economy and if long rates continue to push higher, we think the market is vulnerable. If long rates stabilize around current levels, we think the equity market could have a reasonably good year.

  In either event, we think it unlikely that investors will continue to focus on technology stocks, to the exclusion of all else. Thus, we expect to see a broadening of the market in the coming year.

  Before closing, I am pleased to announce that Jay Leopold has been promoted to assistant manager of American Leading Companies Trust. Jay, a vice president, is a 14-year veteran of Legg Mason, having previously worked as an analyst in the research department, and since 1995 as a senior analyst in the funds management area. I welcome Jay's help and look forward to working with him.

 As always, we welcome your comments or questions.

                                       David E. Nelson, CFA

January 18, 2000
DJIA 11560.72


-----------
/1/ 100 basis points = 1%.

Portfolio Managers' Comments
Balanced Trust

Equity

  The stock market averages ended the year at record high levels following a fourth quarter rally. Thus, the twentieth century ended with five consecutive years of 20% or greater market appreciation as measured by the Standard & Poor's 500 Index (S&P 500). The venerable Dow Jones Industrial Average tripled during this remarkable five-year stretch, rising from 3,800 to 11,500! Unfortunately, we failed to keep pace with the popular market indices during the past year as the gap in performance between growth and value stocks continued at unprecedented levels. The Fund's total returns for the quarter and the year ended December 31, 1999, of +4.01% and -1.37%, respectively, lagged the Lipper Balanced Fund Index/1/ returns of +7.08% and +8.98%, respectively.

  While results of the major averages suggest another bullish year, the statistics are misleading. Most stocks actually declined in 1999. As reported by The New York Times, nearly two-thirds of stocks listed on the NYSE and NASDAQ composites finished the year down 20% from their peak prices. The reported market gains were driven by relatively few stocks, with technology companies and a few blue chips in the vanguard. In fact, the largest fifty companies in the S&P 500 had an average return of 106% while the smallest 200 averaged a loss of 5%. Meanwhile, rising interest rates pressured bond prices, which caused the performance of long-maturity Treasury bonds to suffer their second worst annual return since 1973.

  We continue to maintain the same investment discipline as we have since the Fund's inception. As you know, we like to purchase good companies at attractive prices, usually buying when we feel industry conditions are difficult or when fine companies are experiencing temporary problems. We make decisions after careful analysis and assessment of a company's intrinsic value. Recently, we have purchased IBM, MCI WorldCom and Johnson & Johnson because we believe their solid growth prospects can be acquired at a reasonable multiple of earnings. While the projected and historical growth rate of stocks in our portfolios is slightly below the market (S&P 500), the price/earnings ratio of these same companies is about one-third lower. Once a position in a company is established, our strategy is to wait for the market to recognize the gap between current market price and our estimate of its intrinsic value. Assuming the gap between market price and intrinsic value closes, stock positions are reduced and eventually eliminated from the portfolio, to be replaced by better values. This focus on value can lead to portfolios significantly different from the major indices. Our goal is to stay focused on our investment discipline -- not to replicate or shadow the index. This approach, which we believe to be potentially rewarding from a risk and return standpoint over the long term, can produce portfolio composition and results that are very different from the indices over shorter periods of time. This past calendar year was an example of how our short-term results can vary from the market. Currently we find compelling values, and consequently overweightings, in financial services, consumer staples and transportation. Examples include Citigroup, Charter One Financial, Fannie Mae, Ford, Union Pacific, and Anheuser-Busch.

  One of our major industry underweightings over the past few years has been technology, and this report would be deficient without addressing this sector. As of year end our approximate technology

---------------
/1/ The Lipper Balanced Fund Index is composed of approximately 30 funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds with stock/bond ratio ranges of approximately 60%/40%.

weighting was 11%, versus 28% of the S&P 500. This sector difference accounts for a substantial part of our performance shortfall, given the fact that most of the popular market indices have been largely influenced by a handful of strong performing technology stocks. Our technology weighting is low by design because when we buy companies we must feel secure in the knowledge that long-term growth of revenues, earnings and cash flow will propel increasing valuations. We quite frankly fail to understand how anyone could feel "secure" buying into relatively unproven companies with little or no revenues, earnings or cash flow. As with prior periods of speculation -- the "Nifty-Fifty" period of the early '70s, energy stocks in the late '70s, or the biotech frenzy in the early '80s -- we think the safest place is the sidelines. However, we do strongly believe in the transforming power of technology and have long-term investments in fine companies that we believe will continue to flourish. We simply believe that business performance and stock valuation have to be reasonable.

Fixed Income

  For the quarter ended December 31, 1999, interest rates continued trending higher, with most maturities experiencing yield increases of 50 basis points/2/ or more during this period. The way that I would characterize 1999 is "what if they gave a bond bear market and nobody showed up?" In other words, with most investors riveted on the stratospheric returns that Internet stocks were producing, the significant bond bear market of 1999 received very little ink in the press.

  We believe that last year's bear market has created one of the most compelling opportunities in fixed income securities that we have seen in quite some time. Indeed, the losses generated by long-term Treasury bonds in 1999 were even worse than the losses produced in 1994, which was a bear market that received far more attention. We believe that Treasury securities are extremely cheap at current levels, and the fundamentals have never looked better to us. We are incredulous that when the U.S. Treasury announced its intention to buy back $30 billion of U.S. government debt via open market purchases that this bullish news failed to produce even a minor upward blip in the bond market. The shrinking supply of U.S. Treasury securities coupled with an anticipated future increase in demand, in our eyes, has presented an extremely compelling investment opportunity. Accordingly, we are continuing to add to our Treasury STRIP positions and have begun purchasing 20-year Treasury coupons.

  There continues to be indifference, at best, in the bond market and fear of renewed inflation, at worst, which is driving investor avoidance of Treasury bonds. While it is true that there is evidence of potential future inflationary pressure in the labor market as well as in the commodities market, coupled with a global expansion which shows no signs of letting up, we believe that the business revolution that the Internet and technology in general is producing is leading to a lack of pricing power in most, if not all, industries. This will result in a significant disinflationary bias. If there is a "bond boogieman" out there, he must be in our blind spot. In fact, we believe it is very likely that the next 12 to 18 months could produce a significant bond rally.


-------------
/2/ 100 basis points = 1%.

  We are pleased to report that mortgages, which were a major emphasis of the Fund this year, was the best performing sector in 1999. As spreads have tightened, we have continued to take money off the table in this sector, re-deploying these funds into additional Treasuries and corporate bonds. Contrary to most investors, we believe that the year 2000 will be the year of the Treasury security. As mentioned in last quarter's report, we are expecting at least one additional tightening sometime in the first quarter of 2000 with another possibly to follow shortly thereafter. We would point out that this bear market is already 16 months old which, other than the bond market debacle of 1979-1981, is as long or longer than the three other bear markets we have had in the past twenty years. Bonds have been the Rodney Dangerfield asset class for so long that we almost cannot remember when they were accorded some respect. We sense that this is about to reverse this year. Only time will tell.

  We certainly appreciate your trust and will work hard to merit your continued confidence.



Woodrow H. Uible, CFA                         Dale H. Rabiner, CFA
Equity Portfolio Manager                      Fixed Income Portfolio Manager

January 21, 2000
DJIA 11251.70

Portfolio Manager's Comments
U.S. Small-Capitalization Value Trust

  For the quarter, the portfolio returned -1.8%, compared to gains of +1.5% for the Russell 2000 Value, +18.4% for the Russell 2000 and +14.9% for the S&P 500. For 1999, the portfolio was off -5.0%, compared to returns of -1.5% for the Russell 2000 Value, +21.3% for the Russell 2000 and +21.0% for the S&P 500.

  In the fourth quarter, the U.S. equity markets surged higher, led by extraordinary returns in the technology sector. Interest rates continued to rise, with the U.S. long bond approaching a yield of +6.5%, up from +5.0% as the year started. Despite this rate increase, strong consumer confidence and investor optimism about technology spending, particularly on Internet infrastructure, drove market indices to new highs. The market's breadth was very weak; although the Russell 2000 climbed +21.3% for the year, less than half the stocks in the index (as of January 1, 1999) had positive returns. Market strength was concentrated in growth stocks, and value lagged due to investor disinterest. This market environment can also be distinguished by its volatility. The impact of this volatility was seen in the second quarter, when our small-cap stocks soared by over 20%, only to give most, if not all, of that back in the third and fourth quarters. We think such surges are likely in the future and we are confident that our stocks have the fundamental strength to consolidate such future surges.

  For the fourth quarter and the year, the technology sector accounted for most of the portfolio's under-performance versus most benchmarks. Our disciplined value approach has kept our portfolios under-weighted in technology stocks given their steep current valuations, yet investors have had a nearly insatiable appetite for these stocks. Rapid developments in the Internet and related communication industries have attracted investors who often have little apparent regard for reasonable fundamental expectations. As a result, prices and valuations in this sector have skyrocketed at an unprecedented pace. Even when a group's stock momentum slows due to a realization that valuations have exceeded the fundamentals, as with Internet retailers in December, another technology sector becomes hot, such as business-to-business Internet, semiconductors and Linux stocks of late. Without the strong return from its approximate 20% weighting in technology, the Russell 2000's 21.3% actual return for the year would have fallen to just 3.6%! The portfolio's health care investments were the other major source of poor relative performance versus the benchmarks. Although we had only a small weighting in hospitals, HMOs, nursing homes and rehabilitation centers, the stocks have dropped very dramatically due to radical changes in Medicare reimbursement. These stocks rallied late in the quarter as Congress passed helpful regulatory changes.

  For the quarter, the portfolio's low weighting in financial stocks, particularly the banks, was the biggest positive contributor to relative performance. Rising interest rates drove down stocks in this group, which had been priced at expensive valuations. For the year, the oil services area was among the portfolio's best performing sectors and the strongest contributor to performance. When oil prices fell to $12/barrel late last year, these stocks also fell to very low valuations and we raised our holdings in the group. As oil prices rose, these stocks rallied dramatically. The retail and consumer product sectors also provided a positive contribution to the portfolio as strong consumer spending helped these stocks. Despite investor concerns about the economy's sustainability, continued economic growth also helped our significant cyclical holdings in trucking, steels, chemicals and textiles.

  Small-cap value stocks continue to be valued at significant discounts to the rest of the U.S. equity market. The valuation spread between small-cap value and growth as well as small and large stocks stands at unprecedented levels. As 1999 ended, investors were focused almost exclusively on Internet stocks because of their rapid growth in revenues, if not profits. We have identified several potential catalysts for the realization of the extraordinary opportunity we believe to be available in small-cap value stocks. First, any decline in the Internet euphoria followed by a more realistic examination of stock prices relative to fundamental results will benefit our style. Such was the case when a similar, albeit smaller, technology surge ended in 1996. Second, the dramatic rise in mergers, acquisitions and stock buy-backs within our holdings indicates that corporate decision-makers are confirming that our stocks' business fundamentals do not justify the current valuation discounts. Finally, we feel global economic stabilization and recovery should benefit our stocks, as demonstrated in the second quarter when the portfolio excelled in an environment where investors focused on the improving global outlook. We appreciate your continued trust and are confident that our style will once again return to favor.

  As always, we welcome the opportunity to discuss the portfolio and this report in more detail. If you have any questions or comments, please feel free to contact us.


Henry F. Otto                                    Steven M. Tonkovich
Managing Director                                Managing Director

January 21, 2000
DJIA 11251.70

Performance Information
Legg Mason Investors Trust, Inc.

Total Returns for One Year, Five Years, and Life of Class, as of December 31,
1999

  The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in each of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

  Each Fund offers two classes of shares:Primary Class and Navigator Class. Information about the Navigator Class of U.S. Small Cap Value Trust, offered only to certain institutional investors, is contained in a separate report to its shareholders. The Navigator Class shares of American Leading Companies were redeemed on December 3, 1998. The Navigator Class of Balanced Trust has not commenced operations.

  The Funds' total returns as of December 31, 1999, were as follows:

                                              American Leading       Balanced     U.S. Small-Cap
                                               Companies Trust        Trust        Value Trust
--------------------------------------------------------------------------------------------------
Average Annual Total Return
  Primary Class:
    One Year                                      +5.25%             -1.37%           -5.00%
    Five Years                                   +20.05%                N/A              N/A
    Life of Class/A/                             +14.89%             +7.98%          -11.73%

Cumulative Total Return
  Primary Class:
    One Year                                      +5.25%             -1.37%           -5.00%
    Five Years                                  +149.38%                N/A              N/A
    Life of Class/A/                            +140.96%            +28.38%          -17.54%
--------------------------------------------------------------------------------------------------

/A/ Primary Class inception dates are:
    American Leading Companies Trust -- September 1, 1993
    Balanced Trust -- October 1, 1996
    U.S. Small-Cap Value Trust -- June 15, 1998

   American Leading Companies Trust

Selected Portfolio Performance*

   Strong performers for the 4th quarter 1999
   ------------------------------------------
   1. Gateway Inc.                     +62.2%
   2. Amgen Inc.                       +47.4%
   3. Wal-Mart Stores, Inc.            +45.3%
   4. America Online, Inc.             +45.0%
   5. Koninklijke (Royal) Philips
        Electronics N.V.               +33.7%

   * Securities held for the entire quarter.


   Weak performers for the 4th quarter 1999
   --------------------------------------------
   1. Mattel, Inc.                       -30.9%
   2. McKesson HBOC, Inc.                -22.2%
   3. Burlington Northern Santa Fe
        Corporation                      -11.8%
   4. Washington Mutual, Inc.            -11.1%
   5. International Business Machines
        Corporation                      -11.0%


Portfolio Changes

   Securities added during the 4th quarter 1999
   --------------------------------------------
   Albertson's, Inc.
   Amazon.com, Inc.
   Bell Atlantic Corporation
   Dell Computer Corporation
   Eastman Kodak Company
   First Union Corporation
   GTE Corporation
   Qwest Communications International Inc.
   Sprint Corporation
   Tommy Hilfiger Corporation
   Unisys Corporation
   US WEST, Inc.


   Securities sold during the 4th quarter 1999
   --------------------------------------------
   Cisco Systems, Inc.
   Delphi Automotive Systems Corporation
   E.I. du Pont de Nemours and Company
   PepsiCo, Inc.
   Pfizer Inc.
   Philip Morris Companies Inc.
   Rite Aid Corporation
   Texaco, Inc.
   Xerox Corporation

   Balanced Trust

Selected Portfolio Performance*

   Strong performers for the 4th quarter 1999
   --------------------------------------------------
   1. Nortel Networks Corporation            +98.0%
   2. BroadWing Inc.                         +89.7%
   3. Kansas City Southern Industries, Inc.  +60.7%
   4. The Home Depot, Inc.                   +50.0%
   5. Citigroup Inc.                         +26.3%


   * Securities held for the entire quarter.


   Weak performers for the 4th quarter 1999
   --------------------------------------------------
   1. Tyco International Ltd.                -24.7%
   2. Charter One Financial, Inc.            -17.3%
   3. International Business Machines
        Corporation                          -11.0%
   4. Unocal Corporation                      -9.4%
   5. Blackrock North American
        Government Income Trust, Inc.         -9.3%


Portfolio Changes

   Securities added during the 4th quarter 1999
   --------------------------------------------------
   The Walt Disney Company
   Johnson & Johnson
   Total Fina SA ADR
   Tribune Company
     6.50%, 7/30/04
   United States Treasury Notes
     6.50%, 10/15/06
   United States Treasury Bonds
     7.125%, 2/15/23
   United States Treasury STRIPs
     0.00%, 11/15/05
     0.00%, 5/15/06


   Securities sold during the 4th quarter 1999
   --------------------------------------------------
   Aetna Inc.
   H&R Block, Inc.
   Fannie Mae
     6.00%, 4/1/28 - 10/1/28
   Government National Mortgage Association
     6.00%, 9/15/28 - 12/15/28
   Molex Incorporated
   Philip Morris Companies Inc.
   Phillips Petroleum Company

   U.S. Small-Capitalization Value Trust

Selected Portfolio Performance

   Strong performers for the 4th quarter 1999*
   --------------------------------------------------
   1. Boundless Corporation               +106.2%
   2. JWGenesis Financial Corp.            +83.7%
   3. Nu Horizons Electronics Corp.        +73.8%
   4. Conso International Corporation      +68.3%
   5. Curative Health Services, Inc.       +63.2%
   6. Personnel Group of America, Inc.     +62.0%
   7. Consumer Portfolio Services, Inc.    +61.3%
   8. Catherines Stores Corporation        +60.0%
   9. Paravant Inc.                        +56.8%
   10. Cobra Electronics Corporation       +54.9%


   * Securities held for the entire quarter.

   Weak performers for the 4th quarter 1999*
   --------------------------------------------------
   1.  Styling Technology Corporation      -70.9%
   2.  Frontier Insurance Group, Inc.      -60.7%
   3.  Fruit Of The Loom, Inc.             -56.6%
   4.  Acceptance Insurance
         Companies Inc.                    -54.4%
   5.  AMRESCO, INC.                       -53.1%
   6.  CareMatrix Corporation              -51.8%
   7.  Pediatrix Medical Group, Inc.       -49.5%
   8.  Decorator Industries, Inc.          -48.8%
   9.  GenCorp Inc.                        -46.1%
   10. Smithway Motor Xpress Corp.         -44.5%


Portfolio Changes

   Top 10 securities added during the 4th quarter 1999/+/
   -------------------------------------------------------
   AK Steel Holding Corporation
   Wisconsin Central Transportation Corporation
   Ogden Corporation
   The Standard Register Company
   Group Maintenance America Corp.
   Department 56, Inc.
   Trammell Crow Company
   Pharmaceutical Product Development, Inc.
   Bay View Capital Corporation
   Aviation Sales Company

   /+/ Ranked using market values calculated as of December 31, 1999.


   Top 10 securities sold during  the 4th quarter 1999/++/
   -------------------------------------------------------
   USFreightways Corporation
   Varco International, Inc.
   Pride International, Inc.
   Cable Design Technologies Corporation
   Foremost Corporation of America
   The Dexter Corporation
   Kennametal Inc.
   Georgia Gulf Corporation
   MagneTek, Inc.
   Harman International Industries, Incorporated

   /++/ Ranked using market values calculated as of September 30, 1999.

   Portfolio of Investments
   Legg Mason Investors Trust, Inc.
   December 31, 1999 (Unaudited)
   (Amounts in Thousands)

   American Leading Companies Trust

                                                                 Shares/Par                 Value
   ------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 98.5%
   Airlines -- 1.8%
   AMR Corporation                                                   88                   $  5,896/A/
                                                                                          --------
   Automotive -- 2.4%
   Ford Motor Company                                                60                      3,206
   General Motors Corporation                                        65                      4,725
                                                                                          --------
                                                                                             7,931
                                                                                          --------
   Banking -- 13.0%
   Bank Of America Corporation                                      107                      5,370
   Bank One Corporation                                             266                      8,529
   Citigroup Inc.                                                   266                     14,752
   First Union Corporation                                           25                        820
   Mellon Financial Corporation                                      78                      2,657
   The Chase Manhattan Corporation                                  133                     10,332
                                                                                          --------
                                                                                            42,460
                                                                                          --------
   Capital Goods -- 1.4%
   General Electric Company                                          30                      4,643
                                                                                          --------

   Computer Services and Systems -- 14.4%
   Dell Computer Corporation                                         30                      1,530/A/
   Gateway Inc.                                                     185                     13,332/A/
   Hewlett-Packard Company                                           28                      3,190
   Intel Corporation                                                100                      8,231
   International Business Machines Corporation                      118                     12,744
   Lucent Technologies Inc.                                          30                      2,244
   Storage Technology Corporation                                   170                      3,135/A/
   Unisys Corporation                                                90                      2,874/A/
                                                                                          --------
                                                                                            47,280
                                                                                          --------
   Computer Software -- 3.0%
   Microsoft Corporation                                             85                      9,924/A/
                                                                                          --------

   Consumer Cyclicals -- 2.7%
   Mattel, Inc.                                                     300                      3,937
   Wal-Mart Stores, Inc.                                             70                      4,839
                                                                                          --------
                                                                                             8,776
                                                                                          --------
   Consumer Staples -- 3.1%
   Avon Products, Inc.                                              160                      5,280
   Kimberly-Clark Corporation                                        50                      3,262
   The Procter & Gamble Company                                      15                      1,600
                                                                                          --------
                                                                                            10,142
                                                                                          --------

                                                                 Shares/Par                 Value
   ------------------------------------------------------------------------------------------------------
   Electrical Equipment and Electronics -- 3.9%
   Koninklijke (Royal) Philips Electronics N.V.                      95                   $ 12,825
                                                                                          --------
   Energy -- 0.4%
   Exxon Mobil Corporation                                           15                      1,168
                                                                                          --------

   Financial Services -- 4.9%
   Fannie Mae                                                        84                      5,245
   MGIC Investment Corporation                                      180                     10,833
                                                                                          --------
                                                                                            16,078
                                                                                          --------
   Food, Beverage and Tobacco -- 0.7%
   Sara Lee Corporation                                             110                      2,427
                                                                                          --------

   Health Care -- 7.0%
   Foundation Health Systems, Inc.                                  650                      6,459/A/
   Johnson & Johnson                                                 24                      2,254
   McKesson HBOC, Inc.                                              180                      4,061
   United HealthCare Corporation                                    190                     10,094
                                                                                          --------
                                                                                            22,868
                                                                                          --------
   Hotels and Motels -- 1.5%
   Starwood Hotels & Resorts Worldwide, Inc.                        205                      4,817
                                                                                          --------

   Insurance -- 5.6%
   American International Group, Inc.                                14                      1,500
   Berkshire Hathaway Inc. - Class B                                  6                     10,614/A/
   Conseco, Inc.                                                    355                      6,346
                                                                                          --------
                                                                                            18,460
                                                                                          --------
   Manufacturing -- 1.0%
   Minnesota Mining and Manufacturing Company                        33                      3,230

   Media -- 6.2%
   America Online, Inc.                                             270                     20,368/A/
                                                                                          --------

   Non-Hazardous Waste Disposal -- 1.8%
   Waste Management, Inc.                                           340                      5,844
                                                                                          --------

   Pharmaceuticals -- 7.6%
   Amgen Inc.                                                       175                     10,511/A/
   Bristol-Myers Squibb Company                                      85                      5,456
   Merck & Co., Inc.                                                 78                      5,231
   Schering-Plough Corporation                                       88                      3,712
                                                                                          --------
                                                                                            24,910
                                                                                          --------

   Legg Mason Investors Trust, Inc.

   American Leading Companies Trust -- Continued

                                                                 Shares/Par                 Value
   ------------------------------------------------------------------------------------------------------
   Photo Equipment and Supplies -- 0.4%
   Eastman Kodak Company                                             20                   $  1,325
                                                                                          --------

   Real Estate -- 0.8%
   Equity Office Properties Trust                                   110                      2,704
                                                                                          --------

   Retail Sales -- 3.1%
   Albertson's, Inc.                                                 70                      2,258
   Saks Incorporated                                                145                      2,260/A/
   Tommy Hilfiger Corporation                                        75                      1,748/A/
   Toys "R" Us, Inc.                                                263                      3,764/A/
                                                                                          --------
                                                                                            10,030
                                                                                          --------

   Retail-Internet -- 1.4%
   Amazon.com, Inc.                                                  60                      4,568/A/
                                                                                          --------

   Savings and Loan -- 2.6%
   Washington Mutual, Inc.                                          327                      8,502
                                                                                          --------

   Telecommunications -- 6.9%
   AT&T Corp.                                                        90                      4,568
   Bell Atlantic Corporation                                         20                      1,231
   GTE Corporation                                                   19                      1,341
   MCI WorldCom, Inc.                                               150                      7,959/A/
   Qwest Communications International Inc.                           80                      3,440/A/
   Sprint Corporation                                                33                      2,221
   US WEST, Inc.                                                     26                      1,872
                                                                                          --------
                                                                                            22,632
                                                                                          --------
   Transportation -- 0.9%
   Burlington Northern Santa Fe Corporation                         120                      2,910
                                                                                          --------
   Total Common Stocks and Equity Interests  (Identified Cost -- $246,928)                 322,718
---------------------------------------------------------------------------------------------------------

                                                                 Shares/Par                 Value
   ------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 1.8%
   Bank of America
     3.10%, dated 12/31/99, to be repurchased at $2,948 on 1/3/00
     (Collateral: $3,289 Federal Home Loan Bank mortgage-backed
     securities, 6%, due 9/1/28, value $3,026)                   $2,948                   $  2,948
   Morgan Stanley Dean Witter
     2.25%, dated 12/31/99, to be repurchased at $2,948 on 1/3/00
     (Collateral: $2,220 Fannie Mae mortgage-backed securities,
     11.75%, due 11/15/14, value $3,034)                          2,947                      2,947
                                                                                          --------
   Total Repurchase Agreements  (Identified Cost -- $5,895)                                  5,895
   ------------------------------------------------------------------------------------------------------
   Total Investments -- 100.3%  (Identified Cost -- $252,823)                              328,613
   Other Assets Less Liabilities -- (0.3)%                                                    (923)
                                                                                          --------

   Net assets -- 100.0%                                                                   $327,690
                                                                                          ========
   Net asset value per share                                                                $19.13
                                                                                            ======
   ------------------------------------------------------------------------------------------------------

   /A/ Non-income producing.

   Portfolio of Investments
   Legg Mason Investors Trust, Inc.
   December 31, 1999 (Unaudited)
   (Amounts in Thousands)

   Balanced Trust

                                                                 Shares/Par                 Value
   ------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 61.1%
   Advertising/Media -- 1.9%
   Time Warner, Inc.                                                 11                    $   797
                                                                                           -------
   Automotive -- 2.1%
   Ford Motor Company                                                17                        908
                                                                                           -------
   Chemicals -- 0.9%
   Potash Corporation of Saskatchewan, Inc.                           8                        400
                                                                                           -------

   Computer Services and Systems -- 1.8%
   Compaq Computer Corporation                                        9                        244
   International Business Machines Corporation                        5                        518
                                                                                           -------
                                                                                               762
                                                                                           -------
   Construction and Building Materials -- 1.5%
   Martin Marietta Materials, Inc.                                   16                        636
                                                                                           -------

   Electrical Equipment and Electronics -- 2.5%
   Intel Corporation                                                 13                      1,070
                                                                                           -------

   Energy -- 3.8%
   Atlantic Richfield Company (ARCO)                                  6                        493
   Total Fina SA ADR                                                  8                        519
   Unocal Corporation                                                17                        571
                                                                                           -------
                                                                                             1,583
                                                                                           -------
   Entertainment -- 1.2%
   The Walt Disney Company                                           17                        497
                                                                                           -------

   Finance -- 8.7%
   Citigroup Inc.                                                    21                      1,189
   Fannie Mae                                                        22                      1,373
   Marshall & Ilsley Corporation                                     11                        691
   Mellon Financial Corporation                                      12                        409
                                                                                           -------
                                                                                             3,662
                                                                                           -------
   Food, Beverage and Tobacco -- 4.1%
   Anheuser-Busch Companies, Inc.                                    10                        737
   McDonald's Corporation                                            11                        443
   SYSCO Corporation                                                 14                        554
                                                                                           -------
                                                                                             1,734
                                                                                           -------

                                                                 Shares/Par                 Value
   ------------------------------------------------------------------------------------------------------
   Health Care -- 2.9%
   Abbott Laboratories                                               20                    $   708
   Johnson & Johnson                                                  5                        503
                                                                                           -------
                                                                                             1,211
                                                                                           -------
   Investment Companies -- 2.2%
   Blackrock North American Government Income Trust, Inc.           100                        913
                                                                                           -------

   Manufacturing -- 3.9%
   Dover Corporation                                                 13                        590
   Kaydon Corporation                                                19                        509
   Tyco International Ltd.                                           14                        560
                                                                                           -------
                                                                                             1,659
                                                                                           -------
   Pharmaceuticals -- 1.8%
   Merck & Co., Inc.                                                 11                        744
                                                                                           -------

   Real Estate Investment Trusts (REITs) -- 4.3%
   Chateau Communities, Inc.                                         45                      1,167
   Post Properties, Inc.                                             17                        651
                                                                                           -------
                                                                                             1,818
                                                                                           -------
   Retail -- 1.2%
   The Home Depot, Inc.                                               8                        514
                                                                                           -------

   Savings and Loan -- 2.5%
   Charter One Financial, Inc.                                       56                      1,064
                                                                                           -------

   Services -- 1.4%
   Cintas Corporation                                                11                        574
                                                                                           -------

   Telecommunications -- 7.0%
   AT&T Corp.                                                        19                        964
   BroadWing Inc.                                                    12                        435/A/
   MCI WorldCom, Inc.                                                11                        597/A/
   Nortel Networks Corporation                                        9                        940
                                                                                           -------
                                                                                             2,936
                                                                                           -------
   Transportation -- 5.4%
   AMR Corporation                                                    8                        536/A/
   GATX Corporation                                                  12                        405
   Kansas City Southern Industries, Inc.                             10                        724
   Union Pacific Corporation                                         14                        611
                                                                                           -------
                                                                                             2,276
                                                                                           -------
   Total Common Stocks and Equity Interests (Identified Cost -- $22,395)                    25,758
   ------------------------------------------------------------------------------------------------------

   Legg Mason Investors Trust, Inc.

   Balanced Trust -- Continued

                                                          Rate            Maturity Date   Shares/Par      Value
   ---------------------------------------------------------------------------------------------------------------------
Corporate and Other Bonds -- 13.0%
   Associates Corporation of North America                5.50%              2/15/02       $  900       $   875
   General Electric Capital Corporation                   6.29%             12/15/07        1,000           990
   Merrill Lynch & Co., Inc.                              6%                11/15/04        1,000           948
   Safeway Inc.                                           5.75%             11/15/00          770           763
   Tribune Company                                        6.50%              7/30/04          700           674
   Union Pacific Corporation                              5.78%             10/15/01        1,050         1,026
   Union Pacific Corporation                              7.375%             5/15/01          200           201
                                                                                                        -------
   Total Corporate and Other Bonds  (Identified Cost -- $5,607)                                           5,477
   ---------------------------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations -- 25.4%
   Inflation-Indexed Securities -- 5.5%
   United States Treasury
    Inflation-Indexed Security                            3.625%        7/15/02 - 1/15/08   2,356         2,303/C/
                                                                                                        -------

   Medium-Term Notes -- 4.7%
   Fannie Mae                                             5.60%               2/2/01        1,000           990
   Federal Farm Credit Bank                               5.52%              2/25/02        1,000           977
                                                                                                        -------
                                                                                                          1,967
                                                                                                        -------
   Mortgage-Backed Securities -- 5.5%
   Fannie Mae                                             6%            12/1/25 - 4/1/28      974           897
   Freddie Mac                                            6%                  3/1/26           70            64
   Government National Mortgage Association               6%            8/15/28 - 11/15/28  1,492         1,357
                                                                                                        -------
                                                                                                          2,318
                                                                                                        -------
   Treasury Notes/STRIPs -- 9.7%
   United States Treasury Bonds                           7.125%             2/15/23          290           302
   United States Treasury Notes                           5.25%              8/15/03          150           145
   United States Treasury Notes                           6.50%             10/15/06        1,000           997
   United States Treasury STRIPs                          0%            5/15/05 - 5/15/06   3,900         2,671/B/
                                                                                                        -------
                                                                                                          4,115
                                                                                                        -------
   Total U.S. Government and Agency Obligations  (Identified Cost -- $11,025)                            10,703
   ---------------------------------------------------------------------------------------------------------------------
   Total Investments -- 99.5%  (Identified Cost -- $39,027)                                              41,938
   Other Assets Less Liabilities -- 0.5%                                                                    200
                                                                                                        -------

   Net assets -- 100.0%                                                                                 $42,138
                                                                                                        =======
   Net asset value per share                                                                             $11.81
                                                                                                         ======
   ---------------------------------------------------------------------------------------------------------------------

   /A/ Non-income producing.
   /B/ Zero-coupon bond -- A bond with no periodic interest payments which is sold at such a discount as to produce a current yield-to-maturity.
   /C/ United States Treasury Inflation-Indexed Security -- U.S. Treasury security whose principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.

   Portfolio of Investments
   Legg Mason Investors Trust, Inc.
   December 31, 1999 (Unaudited)
   (Amounts in Thousands)

   U.S. Small-Capitalization Value Trust

                                                                                               Shares/Par      Value
   ----------------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 97.5%
   Aerospace/Defense -- 1.6%
   Alliant Techsystems Inc.                                                                          5       $   293/A/
   Aviation Sales Company                                                                           10           168/A/
   AVTEAM, Inc.                                                                                      8            42/A/
   EDO Corporation                                                                                   4            24
   GenCorp Inc.                                                                                     13           132
   Herley Industries, Inc.                                                                           3            43/A/
   International Airline Support Group, Inc.                                                         2             6/A/
   Kaman Corporation                                                                                16           207
   Kellstrom Industries, Inc.                                                                        8            74/A/
   Ladish Co., Inc.                                                                                  9            59/A/
   SIFCO Industries, Inc.                                                                            3            22
                                                                                                             -------
                                                                                                               1,070
                                                                                                             -------
   Apparel -- 3.4%
   Bernard Chaus, Inc.                                                                              15            36/A/
   Cache, Inc.                                                                                       2            13/A/
   Catherines Stores Corporation                                                                     5            99/A/
   Fruit Of The Loom, Inc.                                                                          14            20/A/
   Garan, Incorporated                                                                               4           106
   Genesco Inc.                                                                                     19           244/A/
   Goody's Family Clothing, Inc.                                                                    25           132/A/
   Hartmarx Corporation                                                                              8            32/A/
   Kellwood Company                                                                                 19           369
   Maxwell Shoe Company Inc.                                                                         6            48/A/
   Nautica Enterprises, Inc.                                                                        37           421/A/
   One Price Clothing Stores, Inc.                                                                   7            19/A/
   Oxford Industries, Inc.                                                                           6           113
   Paul Harris Stores, Inc.                                                                          8            22/A/
   Perry Ellis International, Inc.                                                                   4            43/A/
   PremiumWear, Inc.                                                                                 1             6/A/
   S&K Famous Brands, Inc.                                                                           3            19/A/
   Shoe Pavilion, Inc.                                                                               5            10/A/
   Sport-Haley, Inc.                                                                                 3            10/A/
   Superior Uniform Group Inc.                                                                       1            12
   Syms Corp.                                                                                        8            39/A/
   Tandy Brands Accessories, Inc.                                                                    3            44/A/
   The Cato Corporation                                                                             12           152
   The Dress Barn, Inc.                                                                             17           274/A/
                                                                                                             -------
                                                                                                               2,283
                                                                                                             -------

   Legg Mason Investors Trust, Inc.

   U.S. Small-Capitalization Value Trust--Continued

                                                                                               Shares/Par      Value
   ----------------------------------------------------------------------------------------------------------------------
   Automotive -- 2.8%
   Arvin Industries, Inc.                                                                           17       $   468
   Autocam Corporation                                                                               2            44
   Bandag, Incorporated                                                                             12           308
   Bandag, Incorporated Class A                                                                      4            77
   Barnes Group Inc.                                                                                12           199
   Collins Industries, Inc.                                                                          5            24
   Dura Automotive Systems, Inc.                                                                    12           206/A/
   Edelbrock Corporation                                                                             2            29
   Featherlite Inc.                                                                                  4            20/A/
   Hayes Lemmerz International, Inc.                                                                 1            19/A/
   Monaco Coach Corporation                                                                          6           155/A/
   R & B, Inc.                                                                                       6            26/A/
   Simpson Industries, Inc.                                                                         14           153
   Strattec Security Corporation                                                                     2            74/A/
   TBC Corporation                                                                                  15            91/A/
                                                                                                             -------
                                                                                                               1,893
                                                                                                             -------
   Broadcast/Media -- 0.1%
   Courier Corporation                                                                               2            36
                                                                                                             -------
   Chemicals -- 3.3%
   A. Schulman, Inc.                                                                                19           312
   Aceto Corporation                                                                                 1            10
   Albemarle Corporation                                                                            13           251
   American Vanguard Corporation                                                                     1             6
   Balchem Corporation                                                                               3            24
   Chemfab Corporation                                                                               1             9/A/
   Ethyl Corporation                                                                                85           334
   Hawkins Chemical, Inc.                                                                            3            26
   International Specialty Products Inc.                                                            22           202/A/
   NL Industries, Inc.                                                                              39           586
   Northern Technologies International Corporation                                                   2            17
   Omnova Solutions Inc.                                                                            13           104
   Quaker Chemical Corporation                                                                       7            96
   Stepan Company                                                                                    7           171
   Sybron Chemicals Inc.                                                                             4            46/A/
   The General Chemical Group Inc.                                                                  15            35
                                                                                                             -------
                                                                                                               2,229
                                                                                                             -------
   Commercial/Industrial Services -- 8.1%
   ADVO, Inc.                                                                                       16           378/A/
   Alternative Resources Corporation                                                                 5            28/A/
   ASI Solutions Incorporated                                                                        4            19/A/
   Avis RentACar, Inc.                                                                              21           542/A/
   BCT International, Inc.                                                                           3             5/A/

                                                                                               Shares/Par      Value
   ----------------------------------------------------------------------------------------------------------------------

   Commercial/Industrial Services -- Continued
   Bell Microproducts Inc.                                                                           7       $    73/A/
   Billing Concepts Corp.                                                                           13            86/A/
   Business Resource Group                                                                           1             5/A/
   Butler International, Inc.                                                                        7            75/A/
   Butler Manufacturing Company                                                                      5           109
   Cadmus Communications Corporation                                                                 5            40
   Cameron Ashley Building Products, Inc.                                                            6            64/A/
   Carriage Services, Inc.                                                                          11            64/A/
   CDI Corp.                                                                                        14           328/A/
   Children's Comprehensive Services, Inc.                                                           5            29/A/
   Corrpro Companies                                                                                 5            31/A/
   CORT Business Services Corporation                                                                7           119/A/
   Electro Rent Corporation                                                                          6            70/A/
   Ellett Brothers, Inc.                                                                             5            36
   Ennis Business Forms, Inc.                                                                       12            95
   Exponent, Inc.                                                                                    3            23/A/
   FiberMark, Inc.                                                                                   5            62/A/
   Franklin Covey Co.                                                                               16           118/A/
   FTI Consulting, Inc.                                                                              3            15/A/
   General Employment Enterprises, Inc.                                                              4            16
   Gradco Systems, Inc.                                                                              5             7/A/
   GRC International, Inc.                                                                           3            39/A/
   Group Maintenance America Corp.                                                                  26           273/A/
   Headway Corporate Resources, Inc.                                                                 5            20/A/
   Health Management Systems, Inc.                                                                  12            75/A/
   Healthcare Services Group, Inc.                                                                   8            52/A/
   Interstate National Dealer Services, Inc.                                                         3            19/A/
   Lawson Products, Inc.                                                                             6           134
   Mail-Well, Inc.                                                                                  17           225/A/
   Mercury Air Group, Inc.                                                                           6            45/A/
   Nash-Finch Company                                                                                5            33
   National Technical Systems, Inc.                                                                  6            24
   Ogden Corporation                                                                                34           401
   Perini Corporation                                                                                4            16/A/
   Personal Group Of America, Inc.                                                                  20           201/A/
   PrimeSource Corporation                                                                           4            17
   Refac                                                                                             3            10/A/
   RemedyTemp, Inc.                                                                                  7           125/A/
   Robertson-Ceco Corporation                                                                        4            37/A/
   Rush Enterprises, Inc.                                                                            2            22/A/
   Schawk, Inc.                                                                                     10            83
   Service Experts, Inc.                                                                            12            70/A/
   SOS Staffing Services, Inc.                                                                      10            42/A/

   Legg Mason Investors Trust, Inc.

   U.S. Small-Capitalization Value Trust--Continued

                                                                                               Shares/Par      Value
   ----------------------------------------------------------------------------------------------------------------------
   Commercial/Industrial Services -- Continued
   Staff Leasing, Inc.                                                                              15       $   142/A/
   Star Buffet, Inc.                                                                                 2             7/A/
   Stewart Enterprises, Inc.                                                                        74           353
   The Standard Register Company                                                                    15           298
   Thomas Group, Inc.                                                                                3            36/A/
   USEC Inc.                                                                                         2            17
   Vestcom International, Inc.                                                                       7            23/A/
   Wallace Computer Services, Inc.                                                                   1            18
   Westaff, Inc.                                                                                    12            97/A/
                                                                                                             -------
                                                                                                               5,391
                                                                                                             -------
   Computer Services and Systems -- 1.9%
   ANSYS, Inc.                                                                                       6            65/A/
   Avant! Corporation                                                                               24           363/A/
   Boundless Corporation                                                                             3            25/A/
   CfI ProServices Inc.                                                                              4            31/A/
   Cotelligent, Inc.                                                                                 1             8/A/
   MTS Systems Corporation                                                                          14           110
   NeoMagic Corporation                                                                             20           213/A/
   Paravant Inc.                                                                                     1             5/A/
   PSC Inc.                                                                                          9            66/A/
   Software Spectrum, Inc.                                                                           3            49/A/
   Structural Dynamics Research Corporation                                                         25           312/A/
                                                                                                             -------
                                                                                                               1,247
                                                                                                             -------
   Construction and Building Materials -- 9.0%
   American Homestar Corporation                                                                    14            54/A/
   Ameron International Corporation                                                                  3           103
   Aztec Manufacturing Co.                                                                           4            50
   Baltek Corporation                                                                                1             4/A/
   Beazer Homes USA, Inc.                                                                            6           118/A/
   Building Materials Holding Corporation                                                            9            88/A/
   Cavalier Homes, Inc.                                                                             14            53
   Champion Enterprises, Inc.                                                                       27           230/A/
   Craftmade International, Inc.                                                                     5            37
   D.R.Horton, Inc.                                                                                 33           455
   Dayton Superior Corporation                                                                       4            59/A/
   Del Webb Corporation                                                                             14           342/A/
   Dominion Homes, Inc.                                                                              4            25/A/
   Drew Industries Incorporated                                                                      9            77/A/
   Engle Homes, Inc.                                                                                 8            97
   Fleetwood Enterprises, Inc.                                                                      22           446
   Homebase, Inc.                                                                                   23            71/A/
   Hovnanian Enterprises, Inc.                                                                      16           103/A/
   Hughes Supply, Inc.                                                                              16           354

                                                                                               Shares/Par      Value
   ----------------------------------------------------------------------------------------------------------------------
   Construction and Building Materials -- Continued
   International Aluminum Corporation                                                                2       $    54
   JLK Direct Distribution Inc.                                                                     17           172/A/
   M/I Schottenstein Homes, Inc.                                                                     6            93
   Mcgrath Rentcorp                                                                                  8           131
   Meadow Valley Corporation                                                                         2             9/A/
   Miller Building Systems, Inc.                                                                     2             7/A/
   NCI Building Systems, Inc.                                                                       13           233/A/
   Palm Harbor Homes, Inc.                                                                          12           207/A/
   Patrick Industries, Inc.                                                                          4            32
   Pulte Corporation                                                                                36           801
   Republic Group Incorporated                                                                       7           112
   Skyline Corporation                                                                               7           160
   Southern Energy Homes, Inc.                                                                       9            20/A/
   Standard Pacific Corp.                                                                           22           244
   The Ryland Group, Inc.                                                                           11           258
   Toll Brothers, Inc.                                                                              25           458/A/
   U.S. Home Corporation                                                                             9           238/A/
   Washington Homes, Inc.                                                                            5            27/A/
                                                                                                             -------
                                                                                                               6,022
                                                                                                             -------
   Consumer Durables -- 2.6%
   Boston Acoustics, Inc.                                                                            4            52
   Catalina Lighting, Inc.                                                                           3            13/A/
   Central Garden & Pet Company                                                                     21           219/A/
   Chromcraft Revington, Inc.                                                                        8            84/A/
   Cobra Electronics Corporation                                                                     3            17/A/
   Congoleum Corporation                                                                             6            25/A/
   Conso International Corporation                                                                   5            43/A/
   Department 56, Inc.                                                                              12           269/A/
   Fedders Corporation                                                                              20           111
   Flexsteel Industries, Inc.                                                                        4            55
   Home Products International, Inc.                                                                 6            57/A/
   Koss Corporation                                                                                  2            33/A/
   LADD Furniture, Inc.                                                                              3            59/A/
   Lifetime Hoan Corporation                                                                         7            37
   Mikasa, Inc.                                                                                      8            76
   Pulaski Furniture Corporation                                                                     2            28
   Royal Appliance Mfg. Co.                                                                          1             7/A/
   Russ Berrie and Company, Inc.                                                                    14           368
   The L. S. Starrett Company                                                                        4            94
   The Rowe Companies                                                                               10            85
   The York Group, Inc.                                                                              6            28
                                                                                                             -------
                                                                                                               1,760
                                                                                                             -------

   Legg Mason Investors Trust, Inc.

   U.S. Small-Capitalization Value Trust--Continued

                                                                                               Shares/Par      Value
   ----------------------------------------------------------------------------------------------------------------------
   Consumer Non-Durables -- 0.5%
   French Fragrances, Inc.                                                                          10       $    67/A/
   Nature's Sunshine Products, Inc.                                                                 13           107
   Ocular Sciences, Inc.                                                                             5            96/A/
   Rural/Metro Corporation                                                                          11            47/A/
   Styling Technology Corporation                                                                    2             7/A/
                                                                                                             -------
                                                                                                                 324
                                                                                                             -------
   Electrical Equipment and Electronics -- 2.3%
   Acme Electric Corporation                                                                         3            17/A/
   Axsys Technologies, Inc.                                                                          2            30/A/
   Caere Corporation                                                                                 8            61/A/
   Detection Systems, Inc.                                                                           3            29/A/
   Graham Corporation                                                                                1             7/A/
   InaCom Corp.                                                                                     31           227/A/
   Microsemi Corporation                                                                             4            38/A/
   Nu Horizons Electronics Corp.                                                                     7            92/A/
   Percon Incorporated                                                                               3            43/A/
   Pioneer-Standard Electronics, Inc.                                                               18           260
   Powell Industries, Inc.                                                                           8            55/A/
   Richardson Electronics, Ltd.                                                                      8            63
   Savoir Technology Group, Inc.                                                                     9            61/A/
   The Cherry Corporation                                                                            5            51/A/
   The Lamson & Sessions Co.                                                                         8            37/A/
   Triumph Group, Inc.                                                                               9           215/A/
   UCAR International, Inc.                                                                         14           242/A/
   Woodhead Industries, Inc.                                                                         2            26
                                                                                                             -------
                                                                                                               1,554
                                                                                                             -------
   Entertainment and Leisure -- 3.9%
   Anchor Gaming                                                                                     8           356/A/
   Arctic Cat, Inc.                                                                                 20           204
   Black Hawk Gaming & Development Company, Inc.                                                     3            16/A/
   Boyd Gaming Corporation                                                                          45           260/A/
   Cannondale Corporation                                                                            6            38/A/
   Dave & Busters, Inc.                                                                              9            74/A/
   GTECH Holdings Corporation                                                                       25           539/A/
   Johnson Worldwide Associates Inc.                                                                 6            40/A/
   K2 Inc.                                                                                          12            94
   Lady Luck Gaming Corporation                                                                      3            31/A/
   Lakes Gaming, Inc.                                                                                8            61/A/
   Lodgian, Inc.                                                                                    19            95/A/
   PlayCore, Inc.                                                                                    3            25/A/
   Prime Hospitality Corp.                                                                          41           365/A/
   Scientific Games Holdings Corp.                                                                   8           136/A/
   Silverleaf Resorts, Inc.                                                                          3            21/A/

                                                                                               Shares/Par      Value
   ----------------------------------------------------------------------------------------------------------------------
   Entertainment and Leisure -- Continued
   Suburban Lodges of America, Inc.                                                                 12       $    60/A/
   Travis Boats & Motors, Inc.                                                                       1            17/A/
   Winnebago Industries, Inc.                                                                        7           148
                                                                                                             -------
                                                                                                               2,580
                                                                                                             -------
   Financial Services -- 7.5%
   Advanta Corp.                                                                                    18           323
   Alliance Bancorp of New England, Inc.                                                             1             9
   Amplicon, Inc.                                                                                    6            71
   AMRESCO, INC.                                                                                    37            51/A/
   Arcadia Financial Ltd.                                                                           28           125/A/
   Bank United Corp.                                                                                 1            30
   BankAtlantic Bancorp, Inc.                                                                       29           118
   Bay View Capital Corporation                                                                     13           182
   BNC Mortgage, Inc.                                                                                4            24/A/
   BSB Bancorp, Inc.                                                                                 7           131
   BYL Bancorp                                                                                       2            14
   Camco Financial Corporation                                                                       1            14
   Community Bank System, Inc.                                                                       2            46
   Conning Corporation                                                                               9            76
   Consumer Portfolio Services                                                                      10            15/A/
   Corrus Bankshares, Inc.                                                                          11           262
   Credit Acceptance Corporation                                                                    10            38/A/
   Delta Financial Corporation                                                                      11            43/A/
   Downey Financial Corp.                                                                           12           234
   DVI, Inc.                                                                                         3            47/A/
   Enhance Financial Services Group, Inc.                                                           29           463
   Fidelity National Financial, Inc.                                                                23           333
   First Alliance Corporation                                                                       14            27/A/
   First Citizens Bancshares Inc.                                                                    6           412
   First Essex Bancorp, Inc.                                                                         2            32
   First Republic Bank                                                                               3            73/A/
   FirstFed Financial Corp.                                                                         14           202/A/
   Flagstar Bancorp, Inc.                                                                            9           162
   GA Financial, Inc.                                                                                4            48
   GBC Bancorp                                                                                       2            39
   Hamilton Bancorp Inc.                                                                             8           133/A/
   Hawthorne Financial Corporation                                                                   4            45/A/
   Interpool, Inc.                                                                                  19           140
   ISB Financial Corporation                                                                         5            65
   ITLA Capital Corporation                                                                          5            62/A/
   Jefferies Group, Inc.                                                                             6           136
   JWGenesis Financial Corp.                                                                         2            59/A/
   Matrix Bancorp, Inc.                                                                              2            18/A/

   Legg Mason Investors Trust, Inc.

   U.S. Small-Capitalization Value Trust--Continued

                                                                                               Shares/Par      Value
   ----------------------------------------------------------------------------------------------------------------------
   Financial Services -- Continued
   Merchants Bancshares, Inc.                                                                        3       $    60
   MetroWest Bank                                                                                    4            24
   National City Bancorporation                                                                      7           111/A/
   Pacific Crest Capital, Inc.                                                                       2            26
   Parkvale Financial Corporation                                                                    5            75
   Resource Bancshares Mortgage Group, Inc.                                                         17            77
   Sterling Financial Corporation                                                                    6            70/A/
   Sunrise International Leasing Corporation                                                         5            28/A/
   TFC Enterprises, Inc.                                                                            10            36/A/
   Union Acceptance Corporation                                                                      1             8/A/
   USBANCORP, Inc.                                                                                  10           118
   World Acceptance Corporation                                                                     14            68/A/
                                                                                                             -------
                                                                                                               5,003
                                                                                                             -------
   Food, Beverage and Tobacco -- 3.0%
   Cagle's, Inc.                                                                                     4            41
   Fresh America Corporation                                                                         3            13/A/
   General Cigar Holdings, Inc.                                                                     18           151/A/
   Herbalife International, Inc.                                                                    21           308
   M&F Worldwide Corp.                                                                              14            71/A/
   Marsh Supermarkets, Inc.                                                                          3            47
   Michael Foods, Inc.                                                                              11           281
   Natural Alternatives International, Inc.                                                          4            14/A/
   Pilgrim's Pride Corporation                                                                       8            66
   Pilgrim's Pride Corporation Class A                                                               4            25
   R.H. Phillips, Inc.                                                                               4             9/A/
   Sanderson Farms, Inc.                                                                            10            81
   Scheid Vineyards Inc.                                                                             4            13
   Schweitzer-Mauduit International, Inc.                                                           12           160
   Standard Commercial Corporation                                                                   9            31
   Suprema Specialties, Inc.                                                                         1             9/A/
   Sylvan, Inc.                                                                                      3            25/A/
   Todhunter International, Inc.                                                                     2            18/A/
   Universal Corporation                                                                            25           564
   WLR Foods, Inc.                                                                                  12            71/A/
                                                                                                             -------
                                                                                                               1,998
                                                                                                             -------
   Gas/Pipeline -- 1.7%
   Adams Resources & Energy                                                                          3            23
   EnergySouth, Inc.                                                                                 3            56
   Friede Goldman International Inc.                                                                16           111/A/
   Gulf Islands Fabrication, Inc.                                                                    8            79/A/
   Lufkin Industries, Inc.                                                                           2            34
   Penn Virginia Corporation                                                                         6           106
   Petroleum Development Corporation                                                                 5            19/A/

                                                                                               Shares/Par      Value
   ----------------------------------------------------------------------------------------------------------------------
   Gas/Pipeline -- Continued
   SEACOR Smit Inc.                                                                                 10       $   497/A/
   Seitel, Inc.                                                                                     17           111/A/
   World Fuel Services Corporation                                                                   9            64
                                                                                                             -------
                                                                                                               1,100
                                                                                                             -------
   Health Care -- 3.8%
   Alterra Healthcare Corporation                                                                   15           126/A/
   American Dental Technologies, Inc.                                                                5             8/A/
   American Physicians Service Group, Inc.                                                           2             6/A/
   AmeriPath, Inc.                                                                                  16           129/A/
   Beverly Enterprises, Inc.                                                                        77           336/A/
   Capital Senior Living Corporation                                                                14            68/A/
   Carematrix Corporation                                                                           12            31/A/
   Castle Dental Centers, Inc.                                                                       5            14/A/
   Coast Dental Services, Inc.                                                                       6            14/A/
   Curative Health Services, Inc.                                                                    7            53/A/
   Genesis Health Ventures, Inc.                                                                    24            50/A/
   Healthcare Recoveries, Inc.                                                                       7            25/A/
   Hi-Tech Pharmacal Co., Inc.                                                                       2            10/A/
   Horizon Health Corporation                                                                        4            29/A/
   Lifemark Corporation                                                                              2             5/A/
   Medstone International, Inc.                                                                      4            18/A/
   Mesa Laboratories, Inc.                                                                           2             7/A/
   MIM Corporation                                                                                  13            33/A/
   Monarch Dental Corporation                                                                        7            12/A/
   Moore Medical Corporation                                                                         2            21/A/
   Omnicare, Inc.                                                                                   62           748
   OrthAlliance, Inc.                                                                                5            31/A/
   Pediatrix Medical Group, Inc.                                                                    11            74/A/
   Pharmaceutical Product Development, Inc.                                                         17           200/A/
   ProMedCo Management Company                                                                      16            46/A/
   Radiologix, Inc.                                                                                 15            66/A/
   Raytel Medical Corporation                                                                        6            18/A/
   RehabCare Group, Inc.                                                                             4            93/A/
   Serologicals Corporation                                                                         15            89/A/
   Sierra Health Services, Inc.                                                                     20           135/A/
   Total Renal Care Holdings, Inc.                                                                   1             7/A/
   USANA, Inc.                                                                                       2            10/A/
   Utah Medical Products, Inc.                                                                       3            22/A/
                                                                                                             -------
                                                                                                               2,534
                                                                                                             -------
   Industrial -- 4.4%
   ACX Technologies, Inc.                                                                           20           212/A/
   American Biltrite, Inc.                                                                           3            36
   Ampco-Pittsburgh Corporation                                                                      7            67

   Legg Mason Investors Trust, Inc.

   U.S. Small-Capitalization Value Trust--Continued

                                                                                               Shares/Par      Value
   ----------------------------------------------------------------------------------------------------------------------
   Industrial -- Continued
   Bairnco Corporation                                                                               6       $    33
   Baldwin Technology Company, Inc.                                                                 13            28/A/
   Cascade Corporation                                                                               9            80
   Channell Commercial Corporation                                                                   5            56/A/
   Chart Industries, Inc.                                                                            3            11
   Commercial Intertech Corp.                                                                       11           138
   CPAC, Inc.                                                                                        4            30
   Detroit Diesel Corporation                                                                        9           180
   Farrel Corporation                                                                                3             5
   Gehl Company                                                                                      4            63/A/
   Gentek, Inc.                                                                                     15           159
   Gleason Corporation                                                                               6           139
   Hardinge, Inc.                                                                                    2            31
   Holly Corporation                                                                                 6            83
   Industrial Holdings, Inc.                                                                         5            13/A/
   Lincoln Electric Holdings, Inc.                                                                   4            74
   Lydall, Inc.                                                                                      4            28/A/
   Milacron Inc.                                                                                    28           427
   O.I. Corporation                                                                                  2             8/A/
   Regal-Beloit Corporation                                                                         13           272
   Specialty Equipment Companies, Inc.                                                               8           196/A/
   Summa Industries                                                                                  3            34/A/
   Supreme Industries, Inc.                                                                          8            52/A/
   TB Wood's Corporation                                                                             4            34
   Tech/Ops Sevcon, Inc.                                                                             2            23
   The Carbide/Graphite Group, Inc.                                                                  6            37/A/
   Watts Industries, Inc.                                                                           20           288
   Woodward Governor Company                                                                         4           116
                                                                                                             -------
                                                                                                               2,953
                                                                                                             -------
   Insurance -- 7.0%
   Acceptance Insurance Companies Inc.                                                              11            62/A/
   ACE Limited                                                                                      15           247
   AmerUs Life Holdings, Inc.                                                                       22           506
   Amwest Insurance                                                                                  3            18
   Atlantic American Corporation                                                                     1             3/A/
   Bancinsurance Corporation                                                                         2            13/A/
   Delphi Financial Group, Inc.                                                                     14           423/A/
   Donegal Group Inc.                                                                                6            40
   Fremont General Corporation                                                                      48           353
   Frontier Insurance Group, Inc.                                                                   27            93
   Harleysville Group Inc.                                                                          22           312
   HCC Insurance Holdings, Inc.                                                                      2            22
   Kaye Group Inc.                                                                                   4            37

                                                                                               Shares/Par      Value
   ----------------------------------------------------------------------------------------------------------------------
   Insurance -- Continued
   LandAmerica Financial Group, Inc.                                                                 9       $   169
   Merchants Group, Inc.                                                                             1            20
   MMI Companies, Inc.                                                                              13           113
   National Western Life Insurance Company                                                           3           179/A/
   Nymagic, Inc.                                                                                     3            44
   Penn Treaty American Corporation                                                                  6            90/A/
   Professionals Group, Inc.                                                                         4           103/A/
   Reliance Group Holdings, Inc.                                                                    78           524
   Selective Insurance Group, Inc.                                                                   2            41
   Standard Management Corporation                                                                   5            23/A/
   Stewart Information Services Corporation                                                         11           141
   The Commerce Group, Inc.                                                                         26           682
   The Midland Company                                                                               3            71
   The Navigators Group, Inc.                                                                        6            61/A/
   Trenwick Group Inc.                                                                              12           209
   Unico American Corporation                                                                        4            29
                                                                                                             -------
                                                                                                               4,628
                                                                                                             -------
   Metals -- 5.9%
   AK Steel Holding Corporation                                                                     30           564
   Alltrista Corporation                                                                             6           128/A/
   Amcast Industrial Corporation                                                                     7           113
   Atchison Casting Corporation                                                                      5            49/A/
   Bayou Steel Corporation                                                                           9            37/A/
   Carpenter Technology Corporation                                                                 21           587
   Chase Industries, Inc.                                                                           11            89/A/
   Commercial Metals Company                                                                        11           373
   Fansteel Inc.                                                                                     5            19/A/
   Friedman Industries, Incorporated                                                                 5            15
   Intermet Corporation                                                                             19           216
   Lindberg Corporation                                                                              4            28
   Metals USA, Inc.                                                                                 28           238/A/
   Niagara Corporation                                                                               5            23/A/
   Northwest Pipe Company                                                                            4            62/A/
   Oglebay Norton Company                                                                            3            78
   Quanex Corporation                                                                               10           263
   Roanoke Electric Steel Corporation                                                                3            54
   ROHN Industries, Inc.                                                                            16            46/A/
   Shiloh Industries, Inc.                                                                           4            44/A/
   Steel Technologies Inc.                                                                           8           110
   Texas Industries, Inc.                                                                           15           617
   Universal Stainless & Alloy Products, Inc.                                                        1             6/A/
   Webco Industries, Inc.                                                                            4            15/A/

   Legg Mason Investors Trust, Inc.

   U.S. Small-Capitalization Value Trust--Continued

                                                                                               Shares/Par      Value
   ----------------------------------------------------------------------------------------------------------------------
   Metals -- Continued
   Wolverine Tube, Inc.                                                                             10       $   144/A/
   Zemex Corporation                                                                                 3            24/A/
                                                                                                             -------
                                                                                                               3,942
                                                                                                             -------
   Miscellaneous Manufacturing -- 6.1%
   A.O. Smith Corporation                                                                            9           195
   Apogee Enterprises, Inc.                                                                          6            31
   Bacou USA, Inc.                                                                                   8           125/A/
   Badger Paper Mills, Inc.                                                                          2             8/A/
   Brown & Sharpe Manufacturing Company                                                             10            21/A/
   CIRCOR International, Inc.                                                                       10           101/A/
   Coachmen Industries Inc.                                                                         11           172
   Columbus McKinnon Corporation                                                                    10           100
   Core Materials Corporation                                                                        2             4/A/
   Cybex International, Inc.                                                                      N.M.             1/A/
   Decora Industries, Inc.                                                                           3             9/A/
   Denali Incorporated                                                                               3             9/A/
   Global Payment Technologies, Inc.                                                                 6            56/A/
   Griffon Corporation                                                                              23           178/A/
   Hexcel Corporation                                                                               25           139/A/
   Jason Incorporated                                                                               11            77/A/
   Mark IV Industries, Inc.                                                                          1            23
   MascoTech, Inc.                                                                                  34           429
   Met-Pro Corporation                                                                               2            22
   Metrika Systems Corporation                                                                       4            24/A/
   NACCO Industries, Inc.                                                                            6           339
   NCH Corporation                                                                                   2           107
   OroAmerica, Inc.                                                                                  4            24/A/
   Park-Ohio Holdings Corp.                                                                          7            65/A/
   Penn Engineering & Manufacturing Corp.                                                            4            97
   Penn Engineering & Manufacturing Corp., Class A                                                   4            93
   Precision Castparts Corp.                                                                        17           438
   Printronix, Inc.                                                                                  4            91/A/
   Q.E.P. Co., Inc.                                                                                  2            15/A/
   Raven Industries, Inc.                                                                            4            51
   Riviera Tool Company                                                                              1             6/A/
   Robbins & Myers, Inc.                                                                             1            11
   SPS Technologies, Inc.                                                                            6           182/A/
   Standard Motor Products, Inc.                                                                     9           145
   Standex International Corporation                                                                 8           172
   The Eastern Company                                                                               1            21
   The JPM Company                                                                                   4            28/A/
   TransTechnology Corporation                                                                       4            43

                                                                                               Shares/Par      Value
   ----------------------------------------------------------------------------------------------------------------------
   Miscellaneous Manufacturing -- Continued
   Westinghouse Air Brake Company                                                                   23       $   406
   Williams Controls, Inc.                                                                           5            10/A/
                                                                                                             -------
                                                                                                               4,068
                                                                                                             -------
   Process Industries -- 1.4%
   Buckeye Technologies Inc.                                                                        27           394/A/
   Rock-Tenn Company                                                                                22           323
   Silgan Holdings Inc.                                                                             13           174/A/
   The Anderson's Inc.                                                                               6            50
                                                                                                             -------
                                                                                                                 941
                                                                                                             -------
   Real Estate -- 0.6%
   AMREP Corporation                                                                                 5            23/A/
   Bluegreen Corporation                                                                            17            87/A/
   DeWolfe Companies, Inc.                                                                           2            15/A/
   Saxton Incorporated                                                                               3             7/A/
   Trammell Crow Company                                                                            21           245/A/
                                                                                                             -------
                                                                                                                 377
                                                                                                             -------
   Restaurants -- 2.0%
   Ark Restaurants Corp.                                                                             3            23/A/
   CKE Restaurants, Inc.                                                                            39           226
   Cooker Restaurant Corporation                                                                     6            18
   ELXSI Corporation                                                                                 3            32/A/
   Landry's Seafood Restaurants, Inc.                                                               22           190/A/
   Lone Star Steakhouse & Saloon, Inc.                                                              24           213/A/
   Luby's, Inc.                                                                                     15           174
   Main Street & Main Inc.                                                                           8            24/A/
   Max & Erma's Restaurants, Inc.                                                                    2            13/A/
   Rainforest Cafe, Inc.                                                                            19            73/A/
   Ryan's Family Steak Houses, Inc.                                                                 29           246/A/
   Schlotzsky's, Inc.                                                                                5            34/A/
   Sizzler International, Inc.                                                                      19            49/A/
                                                                                                             -------
                                                                                                               1,315
                                                                                                             -------
   Retail -- 4.4%
   A.C. Moore Arts & Crafts, Inc.                                                                    5            30/A/
   Barnett Inc.                                                                                     12           127/A/
   Boise Cascade Office Products Corporation                                                        16           244/A/
   Cole National Corporation                                                                        11            55/A/
   Duckwall-ALCO Stores, Inc.                                                                        4            27/A/
   EZCORP, Inc.                                                                                      7            30
   Finlay Enterprises, Inc.                                                                          7           103/A/
   Friedman's, Inc.                                                                                 13            94
   Funco, Inc.                                                                                       3            37/A/
   Government Technology Services Inc.                                                               2             6/A/

   Legg Mason Investors Trust, Inc.

   U.S. Small-Capitalization Value Trust--Continued

                                                                                               Shares/Par      Value
   ----------------------------------------------------------------------------------------------------------------------
   Retail -- Continued
   Jan Bell Marketing, Inc.                                                                         18       $    52/A/
   Jos. A. Bank Clothiers, Inc.                                                                      4            11/A/
   Media Arts Group, Inc.                                                                            9            30/A/
   Michael Anthony Jewelers, Inc.                                                                    2             5/A/
   Micro Warehouse, Inc.                                                                            18           333/A/
   Movie Star, Inc.                                                                                  9             8/A/
   Musicland Stores Corporation                                                                     12            98/A/
   OfficeMax, Inc.                                                                                  85           466/A/
   Pier 1 Imports, Inc.                                                                             66           421
   Piercing Pagoda, Inc.                                                                             3            48/A/
   RDO Equipment Co.                                                                                 8            45/A/
   7 Eleven Incorporated                                                                            68           121/A/
   ShopKo Stores, Inc.                                                                            N.M.             5/A/
   Specialty Catalog Corp.                                                                           1             5/A/
   Sport Supply Group, Inc.                                                                          3            20/A/
   Systemax, Inc.                                                                                   24           205/A/
   The Bon-Ton Stores, Inc.                                                                         12            42/A/
   Tractor Supply Company                                                                            2            30/A/
   Wilmar Industries, Inc.                                                                          10           172/A/
   Wolohan Lumber Co.                                                                                3            39
                                                                                                             -------
                                                                                                               2,909
                                                                                                             -------
   Technology -- 0.4%
   Del Global Technologies Corp.                                                                     5            41/A/
   Equinox Systems, Inc.                                                                             2            18/A/
   Hurco Companies, Inc.                                                                             4            15/A/
   K-Tron International, Inc.                                                                        2            28/A/
   Splash Technology Holdings, Inc.                                                                 11            93/A/
   ThermoQuest Corporation                                                                           6            65/A/
                                                                                                             -------
                                                                                                                 260
                                                                                                             -------
   Telecommunications -- 1.3%
   Applied Signal Technology, Inc.                                                                   6            81
   Blonder Tongue Laboratories, Inc.                                                                 6            27/A/
   CellStar Corporation                                                                             51           504/A/
   Comdial Corporation                                                                               5            50/A/
   Communications Systems, Inc.                                                                      2            25
   Generale Cable Corporation Delaware New                                                           3            26
   Superior TeleCom Inc.                                                                             9           136
                                                                                                             -------
                                                                                                                 849
                                                                                                             -------
   Textiles -- 1.2%
   Burlington Industries, Inc.                                                                      45           180/A/
   Decorator Industries, Inc.                                                                        2            12
   Guilford Mills, Inc.                                                                              7            49

                                                                                               Shares/Par      Value
   ----------------------------------------------------------------------------------------------------------------------
   Textiles -- Continued
   Interface, Inc.                                                                                  40       $   228
   Lakeland Industries, Inc.                                                                         1             4/A/
   Pillowtex Corporation                                                                            11            66
   The Dixie Group, Inc.                                                                             9            66/A/
   UniFirst Corporation                                                                             12           156
   WestPoint Stevens Inc.                                                                            1            24
                                                                                                             -------
                                                                                                                 785
                                                                                                             -------
   Transportation -- 6.1%
   Alaska Air Group, Inc.                                                                            1            32/A/
   Amerco                                                                                           10           252/A/
   America West Holdings Corporation                                                                31           639/A/
   Amtran, Inc.                                                                                      2            33/A/
   Arkansas Best Corporation                                                                        14           170/A/
   Arnold Industries, Inc.                                                                          19           262
   Boyd Bros. Transportation Inc.                                                                    2            14/A/
   Consolidated Delivery & Logistics, Inc.                                                           5            18/A/
   Consolidated Freightways Corporation                                                             17           135/A/
   Covenant Transport, Inc.                                                                         11           195/A/
   Dynamex Inc.                                                                                      2             4/A/
   Frozen Food Express Industries, Inc.                                                              9            35
   Genesee & Wyoming Inc.                                                                            3            37/A/
   Hawaiian Airlines, Inc.                                                                          28            60/A/
   Kitty Hawk, Inc.                                                                                 12            84/A/
   Landstar System, Inc.                                                                             3           128/A/
   Midway Airlines Corporation                                                                       6            37/A/
   Offshore Logistics, Inc.                                                                         16           148/A/
   Old Dominion Freight Line, Inc.                                                                   5            56/A/
   P.A.M. Transportation Services, Inc.                                                              6            68/A/
   Pittison BAX Group                                                                               14           153
   RailTex, Inc.                                                                                     7           125/A/
   Roadway Express, Inc.                                                                            15           322
   Smithway Motor Xpress Corp.                                                                       3            11/A/
   The Greenbrier Companies, Inc.                                                                   11            92
   Tower Air, Inc.                                                                                   9            11/A/
   Transport Corporation of America, Inc.                                                            5            60/A/
   U.S. Xpress Enterprises, Inc.                                                                    11            82/A/
   USA Truck, Inc.                                                                                   6            50/A/
   Wisconsin Central Transportation Corporation                                                     33           441/A/
   Yellow Corporation                                                                               19           311/A/
                                                                                                             -------
                                                                                                               4,065
                                                                                                             -------

   Legg Mason Investors Trust, Inc.

   U.S. Small-Capitalization Value Trust--Continued

                                                                                               Shares/Par      Value
   ----------------------------------------------------------------------------------------------------------------------
   Utilities -- 1.2%
   Bangor Hydro-Electric Company                                                                     5       $    73
   Maine Public Service Company                                                                      1            21
   Public Service Company of New Mexico                                                             30           484
   RGS Energy Group, Inc.                                                                           12           243
                                                                                                             -------
                                                                                                                 821
                                                                                                             -------
   Total Common Stocks and Equity Interests (Identified Cost -- $76,434)                                      64,937
   ----------------------------------------------------------------------------------------------------------------------
Preferred Shares -- N.M.
   O'Sullivan Industries Holdings, Inc.  (Identified Cost -- $2)                                     3             2
   ----------------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 3.1%
   Bank of America
     3.10%, dated 12/31/99, to be repurchased at $1,036 on 1/3/00
     (Collateral: $1,156 Freddie Mac mortgage-backed securities,
     6%, due 9/1/28, value $1,064)                                                               1,036         1,036
   Morgan StanleyDean Witter
     2.25%, dated 12/31/99, to be repurchased at $1,036 on 1/3/00
     (Collateral: $750 U.S. Treasury Bonds, 14%, due 11/15/11,
     value $1,060)                                                                               1,036         1,036
                                                                                                             -------
   Total Repurchase Agreements (Identified Cost -- $2,072)                                                     2,072
   ----------------------------------------------------------------------------------------------------------------------
   Total Investments -- 100.6% (Identified Cost -- $78,508)                                                   67,011
   Other Assets Less Liabilities -- (0.6)%                                                                      (432)
                                                                                                             -------
   Net assets -- 100.0%                                                                                      $66,579
                                                                                                             =======
   Net asset value per share:
     Primary Class                                                                                             $7.95
                                                                                                               =====
     Navigator Class                                                                                           $8.08
                                                                                                               =====
   ----------------------------------------------------------------------------------------------------------------------

   /A/ Non-income producing.
   N.M. -- Not Meaningful.

36
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